UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2022

PATRIOT TRANSPORTATION HOLDING, INC.

(Exact name of registrant as specified in its charter)

florida (State or other jurisdiction of incorporation)	001-36605 (Commission File Number)	47-2482414 (IRS Employer Identification No.)

200 W. FORSYTH STREET, 7TH FLOOR JACKSONVILLE, FLORIDA (Address of principal executive offices)	32202 (Zip Code)

(904) 858-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PATI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Officers; Appointment of Principal Officers.

Patriot Transportation Holding, Inc. (the “Company”) regrets to announce that Edward (Ted) L. Baker, a director and former Chairman of the Board of Directors of the Company, passed away on April 28, 2022.

On May 10, 2022, the Company’s board of directors, upon the recommendation of the Nominating and Corporate Governance Committee, appointed John D. Baker II to fill the vacancy on the board of directors created by the passing of Ted Baker. John Baker will serve as a member of the Executive Committee and will receive director compensation consistent with the Company’s compensation arrangements for non-employee directors. John Baker has served as Chairman of Florida Rock & Tank Lines, Inc., a subsidiary of the Company, since the Company was spun-off from FRP Holdings, Inc. in 2015.

John D. Baker, II is the Executive Chairman and Chief Executive Officer of FRP Holdings, Inc. From February 2008 until October 2010, he served as the President and Chief Executive Officer of Patriot Transportation Holding, Inc. Before joining Patriot, Mr. Baker was president and Chief Executive Officer of Florida Rock Industries, Inc., a leading producer of construction aggregates and related materials throughout the Southeastern and Mid-Atlantic states.

Mr. Baker serves on the board of regional utility Jacksonville Electric Authority Board and has previously served on the board of directors of Wells Fargo & Company, Jacksonville Port Authority, Progress Energy, Vulcan Materials, Texas Industries, Hughes Supply and Edward Waters College. Mr. Baker maintains leadership roles in several community educational organizations including Tiger Academy, KIPP Jacksonville, Inc., and the YMCA of Florida’s First Coast.

Mr. Baker received a Bachelor of Arts degree from Princeton University and graduated with honors from the University of Florida School of Law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT TRANSPORTATION HOLDING, INC.
Registrant

Date: May 16, 2022	By:	/s/Matthew C. McNulty
Matthew C. McNulty
Chief Financial Officer